Provisions	12 Months Ended
Dec. 31, 2023
Provisions [Abstract]
Provisions [Text Block]

19Provisions

Accounting policies

A provision is a liability of uncertain timing or amount. Provisions are recognized if, as a result of a past event, the company has a present legal or constructive obligation, it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be estimated reliably. Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax discount rate that reflects current market assessments of the time value of money. The increase in the provision due to passage of time (accretion) is recognized as interest expense.

Restructuring-related provisions

Provisions for severance and termination benefits are recognized for those costs only when the company has a detailed formal plan for the restructuring and has raised a valid expectation with those affected that it will carry out the restructuring by starting to implement that plan or announcing its main features to those affected by it. Before a provision is established, the company recognizes any impairment loss on the assets associated with the restructuring.

Accounting estimates and judgments

By their nature, the recognition of provisions requires estimates and assumptions regarding the timing and the amount of outflow of resources. The main estimates include:

  Respironics field-action provision – the provision requires management to make estimates and assumptions about items such as quantities and the portion of products to be remediated through replacement, repair or (partial) refund.
  Product warranty provisions – the provisions for assurance-type product warranty reflect the estimated costs of replacement and free-of-charge services that will be incurred by the company with respect to products sold and include costs to execute field change orders.
  Environmental provisions – provisions for environmental remediation can change significantly due to the emergence of additional information regarding the extent or nature of the contamination, the need to utilize alternative technologies, actions by regulatory authorities as well as changes in judgments and discount rates.
  Legal provisions – provisions for legal claims and investigations reflect the best estimate of the outflow of resources, supported by internal and external legal counsel, when it is probable that such outflow of resources will be required to settle an obligation.
  Contingent consideration provisions – the provision for contingent consideration reflects the fair value of the expected payment to former shareholders of an acquired company for the exchange of control if specified future events occur or conditions are met, such as the achievement of certain regulatory milestones or the achievement of certain commercial milestones. The provision for contingent consideration can change significantly due to changes in the estimated achievement of milestones and changes in discount rates. Changes in fair value of the contingent consideration liability are reflected in other business income (expenses).

Philips Group

Provisions

in millions of EUR

	Post-employment benefits	Respironics field-action	Product warranty	Environmental	Restructuring- related	Legal	Contingent consideration	Other	Total
Current		366	287	20	134	74	23	112	1,018
Non-current	546	23	57	83	6	14	89	279	1,097
Balance as of December 31, 2022	546	390	344	104	140	89	113	390	2,115

Additions	112	240	313	18	263	644	24	223	1,836
Utilizations	(91)	(285)	(268)	(14)	(219)	(235)	(20)	(134)	(1,266)
Releases	(10)		(20)	(2)	(67)	(10)	(7)	(45)	(159)
Accretion				5		23	1	(3)	25
Acquisitions							6		6
Changes in discount rate				(6)					(6)
Translation differences and other	-	(10)	(12)	(3)	(2)	(23)	(2)	(1)	(53)
Total change	12	(55)	13	(2)	(24)	399	2	39	383

Current		331	293	22	102	477	57	181	1,463
Non-current	558	3	64	80	14	10	58	248	1,035
Balance as of December 31, 2023	558	334	357	102	116	487	115	429	2,498

Philips Group

Provisions

in millions of EUR

	Post-employment benefits	Respironics field-action	Product warranty	Environmental	Restructuring -related	Legal	Contingent consideration	Other	Total
Current		525	207	26	58	39	52	92	998
Non-current	659	52	32	99	8	53	156	257	1,315
Balance as of December 31, 2021	659	577	238	124	66	91	208	349	2,313

Additions	61	250	320	15	154	89		160	1,049
Utilizations	(185)	(486)	(224)	(17)	(61)	(100)	(105)	(95)	(1,274)
Releases	(1)			(2)	(18)	(3)		(35)	(59)
Accretion				4		-		(3)	2
Acquisitions						4	96		99
Changes in discount rate				(27)					(27)
Fair value changes							(86)		(86)
Translation differences and other	12	49	9	7	(1)	7		14	97
Total change	(113)	(187)	105	(21)	74	(3)	(95)	41	(198)

Current		366	287	20	134	74	23	112	1,018
Non-current	546	23	57	83	6	14	89	279	1,097
Balance as of December 31, 2022	546	390	344	104	140	89	113	390	2,115

Respironics field action provision

On June 14, 2021, Philips’ subsidiary, Philips Respironics initiated a voluntary recall notification in the United States and field safety notice outside the US for certain sleep and respiratory care products related to the polyester-based polyurethane (PE-PUR) sound abatement foam in these devices. The remediation is progressing globally. As of December 31, 2023, the production required for the delivery of replacement devices to patients has been substantially completed and the total number of units expected to be remediated remained stable during the year at 5.6 million devices (specific CPAP, BiPAP and mechanical ventilator devices), excluding certain end-of-life-devices which are expected to be retired.

Philips has recognized a provision based on Philips’ best estimate of the costs to repair, replace or refund devices, subject to the Respironics field action. The provision is related to the cost to repair, replace or refund affected devices and includes, amongst others, the costs for the remaining production, the cost of intensified communication with physicians and patients, material costs, labor cost and logistics, as well as costs relating to the (partial) refunds provided to customers under the field action. The provision does not include any product liability costs or other claims.

The additions for the year primarily reflect the impact of the revised remediation approach in relation to the mechanical ventilator devices subject to the recall, following the agreed terms of the proposed consent decree (see below). The revised approach, which includes a revised repair program and assumes (partial) refunds to customers (refer to Income from operations), resulted in an increase in the costs associated with the remediation of these devices. Utilizations for the year reflect the costs incurred in executing the remediation during the year.

The completion of the field action continues to be subject to uncertainty, which requires management to make estimates and assumptions about items such as quantities and the portion to be replaced, repaired and refunded. An increase in the assumption for the refund portion by 10 percentage points, could have the effect of increasing the provision by an estimated EUR 19 million. Actual outcomes in future periods may differ from these estimates and affect the company’s results of operations, financial position and cash flows.

Further to the above, running remediation costs of EUR 224 million (2022: EUR 210 million) related to the remediation, such as testing, external advisory and regulatory response and additional right-of-return and warranty provisions, have been incurred.

Following the US Food and Drug Administration (FDA) inspection of certain of Philips Respironics' facilities in the US in 2021 and the subsequent inspectional observations, the US Department of Justice, acting on behalf of the FDA, in July 2022 started discussions with Philips regarding the terms of a consent decree to resolve the identified issues, which Philips has now agreed. As a consequence of addressing the consent decree, the company recorded charges of EUR 363 million in December 2023, mainly consisting of EUR 240 million addition to the Respironics field action provision, EUR 82 million inventory write-down (refer to Inventories), EUR 31 million onerous contract provision and EUR 6 million fixed asset impairment.

In addition to the above, Philips and its affiliates are defendants in a number of consumer class action lawsuits from users of the affected devices and a number of individual personal injury and other compensation claims. For legal matters including claims refer to the legal provisions section of this note as well as Contingencies.

Product warranty provisions

The field action provision in connection with the Philips Respironics voluntary recall notification is shown separately above.

Additions in 2023 include quality remediation actions of EUR 81 million in the Diagnosis & Treatment segment.

The company expects the provisions to be utilized mainly within the next year.

Environmental provisions

The environmental provisions include accrued costs recorded with respect to environmental remediation in various countries. In the US, subsidiaries of the company have been named as potentially responsible parties in state and federal proceedings for the clean-up of certain sites.

The additions and the releases of the provisions originate from additional insights in relation to factors like the estimated cost of remediation, changes in regulatory requirements and efficiencies in completion of various site work phases.

Approximately EUR 63 million of the long-term provision is expected to be utilized after one to five years, with the remainder after five years. For more details on the environmental remediation refer to Contingencies.

Restructuring-related provisions

Philips Group

Restructuring-related provisions

in millions of EUR

	December 31, 2022	December 31, 2023
Diagnosis & Treatment	42	36
Connected Care	42	18
Personal Health	10	7
Other	47	56
Philips Group	140	116

Further to the workforce reduction in 2022, measures were announced on January 30, 2023 that primarily focus on the reduction of 6,000 positions by 2025. In 2023, the restructuring costs, net of releases, for these measures were EUR 140 million.

In addition, restructuring projects were executed during the year, of which the most significant impacted Connected Care and Other and mainly took place in the US and Netherlands. The restructuring mainly comprised product portfolio rationalization and the reorganization of global support functions. The company expects the provisions to be utilized mainly within the next year.

In 2022, Philips initiated general productivity actions aimed at simplifying the organization to streamline the way of working and reduce operating expenses. This includes an immediate reduction of around 4,000 positions globally across the organization, with severance and termination-related costs of EUR 80 million recorded in 2022.

Legal provisions

The company and certain of its group companies and former group companies are involved as a party in legal proceedings, including regulatory and other governmental proceedings.

Additions mainly relate to a EUR 575 million in connection with the anticipated resolution of the economic loss class action in the US. The final cost of the settlement may vary based on, among other things, how many patients and other settlement class members participate in the settlement.

Utilizations mainly relate to the settlement the company reached with the US Securities and Exchange Commission (SEC) to resolve the SEC inquiry regarding alleged tender irregularities in the medical device industry in China, for which the company had recorded a provision of approximately EUR 60 million in 2022. The settlement reached was in line with the amount provided for and EUR 58 million was subsequently paid in 2023. In addition the company funded an amount of USD 155 million (EUR 141 million) into the Qualified Settlement Fund in relation to the economic loss class action settlement announced on September 7, 2023.

For details of other legal matters, including regulatory and other governmental proceedings, refer to Contingencies.

The company expects the provisions to be utilized mainly within the next three years.

Contingent consideration provisions

In 2023, the addition of EUR 24 million is largely offset by utilizations of EUR 20 million. The acquisition of a business within Ultrasound resulted in a EUR 6 million increase.

Approximately EUR 28 million of the long-term provision is expected to be utilized within the next three years, with the remainder after four years.

Other provisions

The main elements of other provisions are:

Philips Group

Other provisions

in millions of EUR unless otherwise stated

	2022	2023
Employee jubilee funds	83	77
Self-insurance	57	63
Non-income taxes / social security	46	51
Rights of return	36	39
Decommissioning costs	33	34
Onerous contracts	38	76
Remaining	97	89
Balance as of December 31	390	429

Onerous contracts reflect non-cancellable commitments on supplies for which no future demand or alternative usage has been identified, including EUR 31 million in connection with the proposed Respironics consent decree as of December 31, 2023.

Remaining provisions relate to a variety of positions, for example provision for disability of employees and provision for royalty obligations.

Releases in 2022 and 2023 are due to the reassessment of the positions in other provisions throughout the year.

The company expects the other provisions to be utilized mainly within the next five years.